OTHER EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses
	Year ended December 31,
	2023	2022	2021
Credit losses	$1,457	$1,000	$3,000
Other	1,355	138	1,374
Total other expense, net	$2,812	$1,138	$4,374

Schedule of Allowance for Doubtful Accounts
	Year ended December 31,
	2023	2022	2021
Balance at beginning of period	$12,667	$11,667	$8,667
Provision during the period	1,457	1,000	3,000
Balance at end of period	$14,124	$12,667	$11,667